Exhibit 99.1

 Pioneering Innovative Treatments for Fibrotic DiseasesCorporate Overview | Non-Confidential | October 2021

 Forward Looking Statements  This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the clinical development pathway for CM-101; the future operations of Chemomab and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of Chemomab; the development and commercial potential and potential benefits of any product candidates of Chemomab; and that the product candidates have the potential to address high unmet needs of patients with serious fibrosis-related diseases and conditions. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements are based upon Chemomab’s current expectations. Forward-looking statements involve risks and uncertainties.Because such statements deal with future events and are based on Chemomab’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Chemomab could differ materially from those described in or implied by the statements in this presentation, including: the uncertain and time-consuming regulatory approval process; risks related to Chemomab’s ability to correctly manage its operating expenses and its expenses; Chemomab’s plans to develop and commercialize its product candidates, including CM-101; the timing of initiation of Chemomab’s planned clinical trials; the timing of the availability of data from Chemomab’s clinical trials; the timing of any planned investigational new drug application or new drug application; Chemomab’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Chemomab’s product candidates; Chemomab’s commercialization, marketing and manufacturing capabilities and strategy; Chemomab’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. Additional risks and uncertainties relating to Chemomab’s and its business can be found under the caption “Risk Factors” and elsewhere in Chemomab’s filings and reports with the SEC. Chemomab expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Chemomab’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Chemomab. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. Chemomab assume no obligation to update the information in this Presentation. Chemomab does not accept any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Presentation is being provided for use only by the intended recipient.

Investment Highlights

Clinical Stage Biotech Company Focused on Inflammatory-Fibrotic Diseases

Focus	• Discovery and development of innovative therapeutics for rare inflammatory and fibrotic diseases with high unmet need
CM-101: A Pipeline in a Product	• CM-101, a first-in-class CCL24 neutralizing monoclonal antibody targeting: o Primary Sclerosing Cholangitis (PSC) o Systemic Sclerosis (SSc) o Liver fibrosis (MoA*)
Near-Term Catalysts	• Conducting 2 Phase II clinical trials with 3rd Phase II trial expected to initiate in 1Q22 • First clinical readouts targeted for 2022 expected to drive multiple value inflections
Robust IP Portfolio	• Global patent exclusivity through 2041. Granted composition of matter patent with multiple additional patents pending.
Top Tier Investors	OrbiMed Healthcare Fund Management; Cormorant Asset Management; THIEL
Solid Balance Sheet	• Cash and equivalents of $67M as of June 30, 2021 enabling runway through mid-2023

*MoA – Mechanism of Action

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                     Experienced Management    ARNON AHARON, MDChief Medical Officer  SIGAL FATTAL, CPAChief Financial Officer  DALE PFOST, PhD Chief Executive Officer  SHARON ELKOBI, MSc, MBAVP Business Development  MICHAL SEGAL-SALTO, PhDVP Research and Development      ADI MOR, PhDCo-founder & Chief Scientific Officer

 Stephen Squinto, PhD Chairman of the Board  Adi Mor, PhDCo-founder & Chief Scientific Officer  Dale Pfost, PhD Chief Executive Officer  Neil Cohen, MADirector  Nissim Darvish, MD, PhDDirector  Joel Maryles, CFA, MBADirector  Alan Moses, MD Director  Claude Nicaise, MDDirector  Board of Directors  Scientific Advisory Board (partial)  Prof. Marco Matucci-Cerinic, MD, PhDDirector of the Division of Rheumatology, University of Florence, Italy  Scott L. Friedman, MDDean for Therapeutic Discovery and Chief, Division of Liver Diseases, Mount Sinai, NY, USA  Prof. Dinesh Khanna MD, MBBS, MScDirector of the Scleroderma Program, University of Michigan, Ann Arbor, Michigan, USA  Massimo Pinzani, MD, PhD, FRCP Sheila Sherlock Chair of Hepatology, Director UCLInstitute for Liver and Digestive Health, RFH, London, UK  Gideon Hirschfield, MA MB PhDLily and Terry Horner Chair in Autoimmune Liver Disease, University of Toronto, Toronto General Hospital, Canada  Prof. Francesco Del Galdo, MD, PhDHead of the Scleroderma Program at NIHR, University of Leeds, UK  Experienced Leadership

CM-101: Pipeline in a Product

Addressing Fibrotic Diseases with High Unmet Need

Program	Indication	Target	Discovery	Preclinical	Phase 1	Phase 2	Status
CM-101	Primary Sclerosing Cholangitis	CCL24	*Orphan designation granted from FDA and EMA*				Enrolling Patients Top Line Data 2H 2022
CM-101	Systemic Sclerosis	CCL24	*Orphan designation granted from FDA and EMA*				Initiation Expected In 1Q 2022
CM-101	Liver Fibrosis (MoA*)	CCL24	*Mechanism of Action & SC Route of Administration (in NASH patients)*				Enrolling Patients Top Line Data 1H 2022
Next-gen	Fibrosis	Screening					In Progress

*MoA – Mechanism of Action

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CCL24 is a Novel Therapeutic Target for Fibrosis

Critical Mediator Promoting Inflammation and Fibrosis



CCL24-secreting cells
Immune (M2 Macrophages, monocytes) and Epithelial cells
CCL24
CCL24-regulated cells
Fibroblasts (liver, lung and skin), Immune and Epithelial cells
CCR3
Positive Feedback Loop
Immune cell recruitment
Fibroblast activation
Tissue scarring, inflammatory-mediated damage, collagen deposition
Damaged tissue CCL24 Secretion
Organ failure

- ✓ **Dual role in promoting fibrosis**
  - directly activates fibroblasts
  - enhances local immune cell recruitment
- ✓ **Unique and differentiated activity**
  - ex vivo and in vivo data confirms unique role vs other CCLs
  - correlates with disease outcome and fibrotic biomarkers
- ✓ **Minor expression in healthy tissue**
  - significantly elevated in liver, skin, lung fibrotic tissue
  - wide therapeutic margin
- ✓ **Positive feedback loop potentiates tissue damage**
  - responsible for initiation and perpetuation of fibrosis

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       CCR3  Immune cell recruitment  Fibroblast activation & proliferation      CCL24  CM-101  Fibrosis  Inflammation    CM-101: A First-in-Class mAb Blocking CCL24  Dual Mechanism of Action Interfering with the Core Fibrotic Pathways    CM-101 attenuates inflammation and fibrosis by inhibiting fibroblast activation and immune cell recruitment  CM-101 Inhibits Primary Hepatic Fibroblast Activation  CM-101 Reduces In-vivo Monocyte Recruitment

Strong Preclinical Evidence of CM-101 via CCL24 Inhibition

Significant Attenuation of Fibrosis & Inflammation Across a Wide Range of Models

CCL24 Target Validation

Ex-Vivo (Patient Samples)

Primary sclerosing cholangitis
- Biomarker correlations
- Overexpression of CCL24 and CCR3

Systemic Sclerosis
- Fibrotic biomarkers correlation
- Disease deterioration correlation
- Overexpression of CCL24 and CCR3

Liver Fibrosis (NASH)
- Disease severity correlation
- Overexpression of CCL24 and CCR3

In-Vivo (Knockout Animal Models)

Systemic Sclerosis
- CCL24 knock out vs. WT in Bleomycin induced skin fibrosis model (mice)

Liver metabolism and inflammation
- CCL24 knockout vs. WT in MCD-induced NASH (mice)

Proof of Concept\Animal Models

Primary sclerosing cholangitis
- ANIT induced cholestasis-chronic and acute (mice)
- Bile duct ligation (rat)
- MDR2 knock-out (mice)

Systemic sclerosis
- Bleomycin-induced skin fibrosis (mice)
- Bleomycin induced lung fibrosis (mice)

Liver Fibrosis
- TAA induced liver fibrosis (rat and mice)

Liver metabolism and inflammation
- STAM (mice)
- MCD diet induced NASH (mice)

Atherosclerosis
- ApoE knock out model (mice)

Mechanism of Action

CM-101 effects on fibroblast activation
- Dermal, Hepatic and Lung fibroblast activation
- Dermal and liver fibroblast transition to myofibroblasts
- Hepatic fibroblast motility

CM-101 effects on immune cells migration and recruitment
- Dermal fibroblast migration
- Monocyte polarization
- Monocyte recruitment

Toxicology
- **Short-term GLP** in rodents
- **Long-term GLP** in Non-human primates
- **Ex-vivo safety**: ADCC, CDC, cytokine secretion
- **Tissue cross reactivity**

9

Phase Ia Results

Single Ascending Dose Study Shows CM-101 to be Safe and Well Tolerated in Healthy Volunteers

- CM-101 was **safe and well tolerated** at all tested doses up to 10 mg/kg and for both formulations
- All drug related AEs were classified as **mild with no SAEs reported**
- Average half-life of 19-21 days (for IV and SC), supports long interval **administration once every 2-4 weeks**
- **Dose-dependent target engagement** measured by serum CCL24 levels
- **Comparable target engagement & PK profiles** for the SC and IV formulations



IV Phase I
Double-Blind, Randomized Escalating Dose (N=32)
CM-101 0.75 mg/kg IV or placebo (n=8)
Follow-up period (6 weeks)
CM-101 2.5 mg/kg IV or placebo (n=8)
CM-101 5 mg/kg IV or placebo (n=8)
CM-101 10 mg/kg IV or placebo (n=8)
End of 42 days follow-up period
SC Phase I
Double-Blind, Randomized Single Dose (N=8)
CM-101 5 mg/kg SC or placebo (n=8)
End of 42 days follow-up period
Screening period (up to 28 days)
n=40 healthy volunteers

IV - Intravenous; SC - Subcutaneous

10

Phase Ib Results

Multiple Administration Study Showed CM-101 to be Safe & Well Tolerated in NAFLD Patients

- Study population: **NAFLD patients** with normal liver function
- Multiple CM-101 administrations were **safe and well tolerated** using both **IV and SC** formulations
- Most frequently reported AEs were **mild with no drug-related SAEs reported**
- Favorable $t_{1/2}$, supports **long dosing interval** (Q2W - Q4W)

Study Design

Double-Blind, Randomized Escalating Dose (N=16)



Phase Ib
CM-101 2.5 mg/kg IV or placebo (n=8)
CM-101 5 mg/kg SC or placebo (n=8)
Day 0
Randomization
Wk 15
End of treatment
Wk 18
End of study

- Tested doses - 2.5 mg/kg IV infusion and 5 mg/kg SC injection
- 5 repeated administrations per patient; Q3W
- Primary endpoint - safety and tolerability

IV - Intravenous; SC – Subcutaneous; Wk - week

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Phase Ib: Confirms CM-101 Anti-Fibrotic Mechanism in Humans

Demonstrated Biomarker Improvement with Dose-Dependent PK-Target Engagement

PK-Target Engagement



PK-PD 2.5mg/kg IV
CM-101 (ug/mL)
CCL24 (fold change %)
Time (days)
EOT
CCL24 (Target Eng.)
CM-101
PK-PD 5mg/kg SC
CM-101 (ug/mL)
CCL24 (fold change %)
Time (days)
EOT

Fibrotic Biomarkers Improved*



Relative change from baseline (%)
ProC4
TIMP1
CM-101
Placebo

*Concordant results across 6 relevant fibrotic markers

Nordic Biosciences , Denmark

Elastography Decreased



Liver Stiffness
Relative change from baseline (%)
FibroScan™
CM-101
Placebo

ProC4-Procollagen 4
TIMP1- metallopeptidase inhibitor 1
EOT-End of Treatment

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 CM-101 for the Treatment of Primary Sclerosing Cholangitis

Primary Sclerosing Cholangitis (PSC)

Characterized by High Morbidity and Mortality

- **PSC is a rare, chronic liver disease** characterized by progressive course of cholestasis **with inflammation and fibrosis** of the intrahepatic and extrahepatic bile ducts **leading to end-stage liver disease and cirrhosis**
- Diagnosis is most often between the **age of 30 and 40 years**; Predominantly affect men (2:1 male:female ratio)
- **No FDA approved drug;** Liver transplant is the only therapy with curative potential
- **Median Survival of 10-12 years** with no intervention
- ~77K patients in 7 major markets



A
Stricture of intrahepatic duct
Stricture of common hepatic duct
Dilated lumen
Fibrotic stricture
Inflammation (thickening) of wall
Proximal
Distal
Major papilla
B
Dilated lumen of intrahepatic ducts
Stricture
Cholecystectomy clips
ERCP

Source: Johns Hopkins Medicine

Lazaridis et al. Primary Sclerosing Cholangitis., N Engl J Med. 2016
James H et al.Primary Sclerosing Cholangitis, Part 1: Epidemiology, Etiopathogenesis, Clinical Features, and Treatment Gastroenterology & Hepatology 2018
7 Major Markets – USA, 5EU (UK, Germany, France, Italy, Spain), Japan

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CCL24 Plays a Key Role in PSC

Clinical Relevance of CCL24 in PSC Pathophysiology is Supported by Patient Samples

CCL24 expression is significantly and selectively elevated in PSC livers

CCL24 level in healthy vs PSC patients' livers tissues



Healthy Liver
PSC Liver
CCL24 STAINING

Collaboration with RFH, UK

CCL24 overexpressed in bile epithelial cells

CCL24 correlates with ELF in PSC patients with elevated ALP

CCL24 serum level in PSC patients



ALP > 1.5 upper limit of normal
R = 0.57
CCL24 pg/ml
1500
1000
500
0
7
8
9
10
11
12
ELF

Enhanced Liver Fibrosis (ELF) test reflects fibrosis and predicts clinical outcomes in PSC[1]

CM-101 MoA guided the selection of ELF and ALP as primary endpoints in Phase II

ELF – Enhanced Liver Fibrosis; ALP – Alkaline Phosphatase

1. M. Vesterhus et al. Hepatology, 62 (1) (2015), pp. 188-197

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 % Fibrosis (sirius red staining)  82% reduction      Col1A1Col3A1TIMP1ACTA2TGF-β  ALTASTALP    Liver enzymes  Pro-fibrotic genes    CM-101 Reduces Liver Fibrosis by 82%  Segal-Salto et al, JHEP reports 2020TAA- Thioacetamide  Reduced Liver Collagen in TAA Liver Fibrosis Rat Model Using Therapeutic Design  HEALTHY   TAA  SIRIUS RED (COLLAGEN)  TAA+ CM-101

CM-101 Ameliorates Liver Injury and Fibrosis in PSC

Cholestasis, Inflammation and Fibrosis are Reduced in the MDR2 Knockout Model in Mice

Decreased Bile Epithelial Cell Proliferation



Mdr2 -/-
Mdr2 -/- + CM-101
PAN-CK
(% Positive Area)
8
6
4
2
0
Mdr2-/-
Mdr2-/-
10mg/kg

Cholangiocytes
(panck)

Reduced Macrophage Number



Mdr2 -/-
Mdr2 -/- + CM-101
IBA-1
(% Positive Area)
8
6
4
2
0
Mdr2-/-
Mdr2-/-
10mg/kg

Macrophages (IBA1)

Attenuated Liver Collagen Deposition



Mdr2 -/-
Mdr2 -/- + CM-101
Col1A1Expression
(Real-time PCR)
1.5
1.0
0.5
0.0
Mdr2-/-
Mdr2-/-
10mg/kg

Sirius Red

CM-101 interferes with the core pathways that drive PSC

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Phase II PSC Study Enrolling Patients

Orphan Drug Designation Granted by FDA and EMA

Trial Design

Key inclusion/exclusion criteria

- **Adults with large duct PSC** of more than 24 weeks duration, diagnosed via MRCP/ERCP
- **ALP > 1.5 ULN**
- Stable IBD is allowed
- Stable Ursodeoxycholic Acid (UDCA) treatment is allowed

IV Administrations of CM-101 vs. Placebo; Q3W



n=30
CM-101 (10mg/kg)
n=15
Placebo
Day 0
Randomization
Week 12
Last Dose
Week 15
End of
Treatment

Primary endpoints:

- **Serum alkaline phosphatase** Change from baseline to W15
- **ELF score** Change from baseline to W15

Secondary endpoints:

- **Fibrotic biomarkers and liver enzymes (e.g. AST, ALT, Pro-C3, Pro-C5)** Change from baseline to W15
- PK, Anti Drug Antibody
- PD parameters

Topline data expected in 2H2022

IV - Intravenous

Clinicaltrials.gov: NCT04595825

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 CM-101 for the Treatment of Systemic Sclerosis

Systemic Sclerosis (SSc)

Most Lethal Among Systemic Rheumatic Diseases

- **Rare** autoimmune rheumatic disease characterized by **inflammation and fibrosis** of the internal organs as well as vasculopathy
- **Age of diagnosis 30-50 years**, Predominantly affects women (3:1 female:male ratio)
- There is **no approved disease modifying drug;** Treatments focus on managing disease symptoms (Nintedanib, Tocilizumab)
- Median Survival of 10 years - the **highest mortality rate among the systemic rheumatic diseases**
- Pulmonary involvement is the leading cause of death
- ~170K patients in 7 major markets



Skin fibrosis (>90%)
Raynaud phenomenon (90%)
Interstitial lung disease (40%)
PAH (15%)
Musculoskeletal problems (65%)
Renal crisis (5–10%)
Gastrointestinal complications (90%)
Telangiectasia (75%)
Ulcers (40%)
Calcinosis (25%)

Source: Nature Reviews | Disease Primers

Global data; Bergamasco et al., Clin Epidemiol. 2019; 11: 257–273
7 Major Markets – USA, 5EU (UK, Germany, France, Italy, Spain), Japan

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CCL24: A Critical Node Potentiating Systemic Sclerosis (SSc)

Clinical Relevance of CCL24 in SSc Pathophysiology is Supported by Patient Samples



SSc Skin
SSc
CCL24/CD31/DAPI
Healthy Skin
HC
CCL24/CD31/DAPI

Collaboration with University of Florence

CCL24 overexpressed in skin and serum samples of dSSc Patients compared to healthy

CCL24 correlates with disease progression and fibrotic biomarkers

CCL24 is highly elevated in dSSc population



4000
3000
2000
1000
0
Serum CCL24 (pg/ml)
***
Healthy
Diffused

CCL24 serum level correlates with worsening of lung functions



30
25
20
15
10
5
0
-5
-10
-15
-20
-25
-30
delta FVC (%)
1000
2000
3000
4000
CCL24 pg/mL

Patient samples support the targeted patient population and clinical trial endpoints

dSSc – diffuse systemic sclerosis
Mor A et al., Annals of Rheumatic Diseases, 2019
***p ≤0.001

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     CCL24 Blockade is Singularly Sufficient to Attenuate Fibrosis  Knocking Out the CCL24 Gene Attenuates Inflammation and Fibrosis in SSc Bleomycin Experimental Model  Mor A et al., Annals of Rheumatic Diseases, 2019BLM – Bleomycin; WT - Wild type; KO – Knockout, BAL- Bronchoalveolar lavage, PBS- Phosphate-buffered saline *p ≤0.05   WT-PBS  CCL24 KO-PBS  WT-BLM  CCL24 KO-BLM  Fold increase expression   α SMA expression in skin lesions  Dermal thickness  Dermal thickness compared to average control groups  *  *  # cells infiltrating to BAL  Immune cell lung infiltration   *  WT-BLM  CCL24KO-BLM

     CM-101 Profoundly Reduces Skin and Lung Fibrosis in SSc  Experimental Models Relevant to Systemic Sclerosis Using Prevention and Therapeutic Designs  Mor et al, Annals of Rheumatoid Diseases, 2019**p ≤0.01; *p ≤0.05. BLM - bleomycin; IT - Intratracheal; SC – SubcutaneousIgG - Immunoglobulin G   Attenuates skin and lung fibrosis levels in bleomycin induced models using treatment modeDemonstrates a dose dependent attenuation of fibrosisReduces lung collagen and inflammation as compared to approved drugs for lung fibrosis  Collagen concentration (µg/gr tissue)  Vehicle  BLM  BLM+CM-101 0.5mg/kg  BLM+CM-101 1mg/kg  BLM+CM-101 2.5mg/kg  BLM+lgG  *  *  **  Bleomycin (SC) induced dermal fibrosis    Bleomycin (IT) induced lung fibrosis

CM-101 Clinical Development Plan and Key Catalysts

Will be Advancing in Parallel Three Phase II Clinical Programs

	Status	2021	2022	2023
Primary Sclerosing Cholangitis	**Enrolling** Top line data expected in 2H2022	**Phase II: 15wk treatment** *Randomized placebo-controlled; *Europe and Israel study sites*		
Systemic Sclerosis	Initiation expected in 1Q2022		**Phase II: 24-48 wk treatment** Randomized placebo-controlled; *US & Europe study sites*	
Liver Fibrosis Proof of MoA using SC formulation	**Enrolling** Top line data expected in 1H2022	**Phase IIa: 14 wk treatment** Randomized placebo-controlled; *Israel study sites*		

SC – Subcutaneous, MoA- Mechanism of Action

*NCT04595825

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Investment Summary

Pioneering Innovative Treatment for Fibrosis-Related Diseases with High Unmet Need

Chemomab

- **Clinical stage company advancing PhII trials in multiple fibrotic indications with high unmet need**
- **Substantial near term value inflection points**
- **Strong leadership with proven track record**

CM-101

- First-in-class mAb blocking CCL24
- Novel and differentiated dual anti-fibrotic and anti-inflammatory MoA
- SC and IV formulations available; well established manufacturing process
- Strong IP protection

Efficacy

- First anti-fibrotic evidence in patients
- Significant anti-fibrotic effects across multiple in vivo, ex vivo and in vitro models

Safety

- Favorable safety and tolerability that support chronic treatment based on toxicology, Phase Ia and Phase Ib clinical trials

PK & Mode of Administration

- Optimal PK for both SC and IV formulations
- Comparable exposure levels and target engagement using both formulations

IV – Intravenous; SC – Subcutaneous
MoA – Mechanism of Action

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